EXHIBIT 32
CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2022	/s/ Rose Bentley
Rose Bentley
President and Chief Executive Officer
(Principal Executive Officer)

Date:	November 10, 2022	/s/ Thomas A. Krueger
Thomas A. Krueger
Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer)